Exhibit 99.5

(Multicurrency)
ISDA 1992 Master Agreement

SCHEDULE

to the

Master Agreement

dated as of  July 22, 2008

between

MERRILL LYNCH CAPITAL SERVICES, INC., a corporation organized and existing under the laws of the State of Delaware	And	MERRILL AUTO TRUST SECURITIZATION 2008-1, a statutory trust organized under the laws of the State of Delaware
(“Party A”)		(“Party B”)

Part 1.     Termination Provisions.

(a)	"Specified Entity" means in relation to Party A for the purpose of:

Section 5(a)(v):                                                        Not Applicable

Section 5(a)(vi):                                                       Not Applicable

Section 5(a)(vii):                                                      Not Applicable

Section 5(b)(iv):                                                      Not Applicable

and in relation to Party B for the purpose of:—

Section 5(a)(v):                                                        Not Applicable

Section 5(a)(vi):                                                       Not Applicable

Section 5(a)(vii):                                                      Not Applicable

Section 5(b)(iv):                                                      Not Applicable

(b)	"Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c)	Events of Default. The Events of Default specified in Section 5(a) of the Agreement will apply to Party A and Party B only as specified below:

(i)	Section 5(a)(i) (Failure to Pay or Deliver) will apply to Party A and will apply to Party B.

(ii)	Section 5(a)(ii) (Breach of Agreement) will apply to Party A and will not apply to Party B.

(iii)	Section 5(a)(iii) (Credit Support Default) will apply to Party A and will not apply to Party B.

(iv)	Section (a)(iv) (Misrepresentation) will apply to Party A and will not apply to Party B.

(v)	Section 5(a)(v) (Default under Specified Transaction) will not apply to Party A and will not apply to Party B.

(vi)	Section 5(a)(vi) (Cross Default) will not apply to Party A and will not apply to Party B.

(vii)	Section 5(a)(vii) (Bankruptcy) will apply to Party A and will apply to Party B, except that the provisions of Section 5(a)(vii)(2) shall not apply to Party B.

(viii)	Section 5(a)(viii) (Merger Without Assumption) will apply to Party A and will apply to Party B.

(d)	Termination Events. The Termination Events specified in Section 5(b) of the Agreement will apply to Party A and Party B only as specified below:

(i)	Section 5(b)(i) (Illegality) will apply to Party A and will apply to Party B.

(ii)	Section 5(b)(ii) (Tax Event) will apply to Party A and will apply to Party B.

(iii)
Section 5(b)(iii) (Tax Event Upon Merger) will apply to Party A (provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party), and will not apply to Party B.

(iv)	Section 5(b)(iv) (Credit Event Upon Merger) will not apply to Party A and will not apply to Party B.

(v)	Section 5(b)(v) (Additional Termination Event) will apply as set forth in Part 1(h).

(e)	The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement and subject to the provisions of Part 5 of this Schedule:

(i)	Market Quotation will apply.

(ii)	The Second Method will apply.

(g)	"Termination Currency" means United States Dollars.

(h)	"Additional Termination Event" The following shall be Additional Termination Events:

(1)
Failure to Satisfy Downgrade Provisions. The failure by Party A to comply with the Downgrade Provisions as set forth in Part 5(o).  Party A shall be the sole Affected Party with respect to the Additional Termination Event described in this Part 1(h)(1); provided that failure of Party A to comply with its requirement to post collateral pursuant to Part 5(o)(2)(b)(i)(B) shall not be an Additional Termination Event but an Event of Default under this Agreement with Party A being the Defaulting Party.

(2)
Indenture Event of Default.   The occurrence of an Event of Default under the Indenture (as defined in Part 5 (a) below). Party B shall be the sole Affected Party with respect to the Termination Event described in this Part 1(h)(2).

(3)
Amendment of Indenture.  The Indenture shall be amended or otherwise modified or a supplemental indenture adopted in any manner that would adversely and materially affect: (i) the rights of Party A under the Indenture or this Agreement, (ii) the obligations of Party A under this Agreement or (iii) any term used herein and defined in the Indenture or any component thereof, in each case without the prior written consent of Party A where such consent is required by Party A.

Part 2.    Tax Representations.

(a)	Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on (i)  the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii)  the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii)  the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)	Payee Representations.

(i)	For the purpose of Section 3(f) of this Agreement, Party A represents that it is a corporation organized under the laws of the State of Delaware.

(ii)	For the purpose of Section 3(f) of this Agreement, Party B represents that it is a statutory trust organized under the laws of Delaware.

Part 3.     Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:—

(a)	Tax forms, documents or certificates to be delivered are: —

Party Required to Deliver Document	Form/Document/ Certificate	Date by Which to be Delivered	Covered by Section 3(d) Representation
Party A	A duly completed Internal Revenue Service Form W-9.	Upon the execution of this Agreement.	Yes
Party B	A duly completed Internal Revenue Service Form W-9.	Upon the execution of this Agreement.	Yes

(b)	For the purpose of Section 4(a)(ii) of this Agreement, each party agrees to deliver the following other forms, documents and certificates, as applicable:

Party Required to Deliver Document	Form/Document/ Certificate	Date by Which to be Delivered	Covered by Section 3(d) Representation
Party A and Party B
A certified copy of the resolution of the Board of Directors of such party or of its relevant committee, authorizing such party to enter into this Agreement and each Transaction entered into under this Agreement, and an incumbency certificate in respect of the person entering into this Agreement and each Transaction on behalf of such party.
		As soon as practicable after the execution of this Agreement.	Yes
Party A	The Guaranty of the Credit Support Provider of Party A (the “Guaranty”)	Upon the execution of this Agreement.	No
Party A	A legal opinion, in form and substance satisfactory to Party B	Upon the execution of this Agreement.	No
Party B	A legal opinion, in form and substance satisfactory to Party A	Upon the execution of this Agreement.	No

Part 4.     Miscellaneous.

(a)	Address for Notices. For the purpose of Section 12(a) of this Agreement:

Address for notices or communications to Party A:

Address:	Merrill Lynch World Headquarters World Financial Center, 18th Floor New York, New York 10080
Attention:	Swap Group
Telephone No.:	(212) 449-7403
Facsimile No.:	(646) 805-0218
Additionally, a copy of all notices pursuant to Sections 5, 6 and 7 as well as any changes to Party B’s address, telephone number or facsimile number should be sent to:
GMI Counsel Merrill Lynch World Headquarters 4 World Financial Center, 12th Floor New York, New York 10080
Attention:	Swaps Legal
Facsimile No.:	(212) 449-6993
Address for notices or communications to Party B:

Address:	MERRILL AUTO TRUST SECURITIZATION 2008-1 c/o U.S. Bank Trust National Association EP-MN-WS3D 60 Livingston Avenue St. Paul, MN 55107
Attention:	Attention: Corporate Trust Services
Telephone No.:	651-495-3851
Facsimile No.:	651-495-8090

(b)	Process Agent.	With respect to Party A: Not Applicable

With respect to Party B: Not Applicable

(c)	Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)	Multibranch Party. For purposes of Section 10(c) of this Agreement:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is Party A.

(f)	Credit Support Document.

With respect to Party A:	(i) The Credit Support Annex dated as of the date of this Agreement between Party A and Party B (the “Credit Support Annex”), the terms and conditions of which are hereby incorporated herein, with any reference herein to the Agreement being deemed to include such terms and provisions and (ii) and the Guaranty of Party A’s Credit Support Provider.

With respect to Party B:	Not Applicable.

(g)	Credit Support Provider.

Credit Support Provider means in relation to Party A: Merrill Lynch & Co., Inc.

Credit Support Provider means in relation to Party B:  Not Applicable

(h)	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

(i)
Netting of Payments.  Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions or groups of Transactions in each case starting from the date of this Agreement unless otherwise specified as applicable to a Transaction or group of Transactions in the relevant Confirmation(s).

(j)	"Affiliate" will have the meaning specified in Section 14 of this Agreement.

(k)
Consent to Telephone Recording.  The parties agree that each may electronically record all telephonic conversations between marketing and trading personnel in connection with this Agreement.  Any such recordings will be used only in connection with any misunderstanding or question arising with respect to any Transaction or potential Transaction or in any Proceeding to the extent otherwise admissible therein.

Part 5.    Other Provisions.

(a)
Definitions.  Unless otherwise specified in a Confirmation, this Agreement and each Transaction are subject to the 2006 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "2006 Definitions"), and will be governed in all relevant respects by the provisions set forth in the 2006 Definitions. The provisions of the 2006 Definitions are incorporated by reference in and shall be deemed a part of this Agreement, except that references in the 2006 Definitions to a “Swap Transaction” shall be deemed references to a “Transaction” for purposes of this Agreement.  Terms used and not otherwise defined herein or in the Definitions shall have the respective meanings ascribed to such term in the Indenture, dated as of July 25, 2008 among Party B, as Issuer, HSBC Bank USA, National Association, as Trustee and U.S. Bank National Association, as Securities Administrator (as amended, modified or supplemented from time to time, the “Indenture”).  In the event of any inconsistency between the provisions of the

Indenture and this Agreement, this Agreement will prevail.  In the event of any inconsistency between the provisions of any Confirmation and this Agreement or the 2000 Definitions or the Indenture, the following will prevail for purposes of the Transaction set forth in such Confirmation in the order of precedence indicated: (l) such Confirmation (without reference to any definitions or provisions incorporated therein); (2) this Agreement; (3) the Indenture; and (4) the 2000 Definitions.

(b)
Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreements, each of Party A and Party B irrevocably waives as to itself any and all contractual rights it may have to set off, net, recoup or otherwise withhold or suspend or condition its payment or performance of any obligation to the other party hereunder against any obligation of one party hereto to the other party hereto under any other agreement or otherwise, in each case other than this Agreement, any Confirmation, the Indenture and any other Credit Support Document.

(c)	Transfer. Section 7 of the Agreement is hereby amended by the inclusion of the following as a new clause (c):

“(c)  Party A may transfer this Agreement to any party, including, without limitation, another of Party A's offices or Affiliates (the “Transferee”); provided that (i) as of the date of such transfer neither the Transferee nor Party B will be required to withhold or deduct on account of Tax from any payments under this Agreement; (ii) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (iii) the transfer will not give rise to a taxable event or any other adverse Tax consequences to Party B or its interest holders; (iv) the Transferee or its Credit Support Provider satisfies the Replacement Counterparty Ratings Threshold with respect to each Rating Agency, (v) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; and (vi) such transfer satisfies the Rating Condition.”

(d)
Indenture; Third-party Beneficiary. Party B hereby acknowledges and agrees that Party A has been made a third party beneficiary under the Indenture and as such shall be entitled to the rights and benefits afforded under the Indenture to the extent set forth therein as if Party A were a party thereto. Party A acknowledges that it has received the Indenture and read the provisions of the Indenture relating to Swap Agreements.

(e)
Waiver of Jury Trial. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY CREDIT SUPPORT DOCUMENT. Each party (i) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable by, among other things, the mutual waivers and certifications in this Section.

(f)
Non-Petition; No Recourse, Limited Recourse. Without impairing any right afforded to it under the Indenture as a third-party beneficiary, Party A (i) agrees that it shall not institute against, or join any other person in instituting against, Party B any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings or other proceedings under U.S. Federal or state bankruptcy or similar laws (of any other jurisdiction) until at least one year and one day (or, if applicable, such longer preference period as may be in effect) after the payment in full of all Notes issued under the Indenture; provided that Party A shall not be restricted or prohibited from joining any other person or entity (excluding any of Party A's Affiliates including Party A's Credit Support Provider, but including without limitation the Trustee), in any such existing proceedings instituted by such person or entity; (ii) further acknowledges that Party B's obligations hereunder shall be solely the corporate obligations of Party B and Party A shall have no recourse, in the absence of willful misconduct or fraud, to any of the directors, officers, employees, shareholders or affiliates of Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby and (iii) agrees that recourse in respect of any obligations of Party B hereunder will be limited to the Indenture Trust Estate (as such term is defined in the Indenture) as applied in accordance with the terms of the Indenture and, on exhaustion thereof, all obligations of, and claims against, Party B arising from this Agreement or contemplated hereby shall be extinguished.

(g)
Amendment of this Agreement.   Notwithstanding Section 9(b) of the Agreement, Party A and Party B may amend this Agreement only if written confirmation has been received from the Rating Agencies (as defined in the Indenture) that such amendment would not cause a reduction, withdrawal or adverse action with respect to the then current rating (if any) on each Class of Notes.

(h)
Amendment of the Indenture. Party B will not, without the prior written consent of Party A, amend or otherwise modify the Indenture or adopt a supplemental indenture in any manner that would adversely and materially affect: (i) the rights of Party A under the Indenture or this Agreement, (ii) the obligations of Party A under this Agreement or (iii) any term used herein and defined in the Indenture or any component thereof.  Party B will provide at least 15 Business Days' prior written notice to Party A of any proposed amendment or modification to the Indenture.

(i)
Priority of Payments.   Party A acknowledges that any amount payable to it pursuant to this Agreement (and any termination payment due to it) shall be subject to the applicable provisions of Section 8.2 of the Indenture and shall be payable only on a Payment Date, provided, however, that Party A shall be entitled to any interest earned at the Applicable Rate pursuant to Section 6(d)(ii) of this Agreement.

(j)	Jurisdiction. Section l3(b)(i) of the Agreement is amended to read in its entirety as follows:

"(i) submits to the jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings;".

The final paragraph of Section 13 (b) of the Agreement is hereby deleted.

(k)
Non-Confidential. Notwithstanding anything to the contrary contained in this Agreement, all persons may disclose to any and all persons, without limitations of any kind, the U.S. federal income tax treatment of any Transaction, any fact that may be relevant to understanding the U.S. federal income tax treatment of any Transaction, and all materials of any kind (including opinions or other tax analyses) relating to such U.S. federal income tax treatment.

(l)
Limitation of Liability.  It is expressly understood and agreed by the parties hereto that (i) this Agreement and each Transaction entered into pursuant to this Agreement is entered into by U.S. Bank Trust National Association  (the “Trustee”), not individually or personally but solely as Owner Trustee of Merrill Auto Trust Securitization 2008-1 (the “Trust”) in the exercise of the powers and authority conferred and vested in it, (ii) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by the Trustee, but are made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the Trustee, individually or personally, to perform any covenant either expressed or implied herein on the part of the Trust, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any Persons claiming by, through or under such parties, and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

(m)
Scope of Agreement.  This Agreement will apply only to the Transactions entered into between Party A and Party B dated as of the date hereof.   The parties hereto acknowledge that this Agreement will terminate on the date on which the last such Transaction is terminated.

(n)
Severability.  If any term, provision, covenant or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, then the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, as long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of Section 1(c), 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in connection with any such Section) shall be so held to be invalid or unenforceable.

(o)	Downgrade Provisions.

(1)	(a	A “Collateralization Event” shall occur if at any time Party A shall fail to satisfy the First Level Counterparty Ratings Threshold.

(b)
If a Collateralization Event has occurred, within 30 Local Business Days (if Party A does not satisfy the First Level Counterparty Ratings Threshold with respect to Moody’s), within 10 Local Business Days (if Party A does not satisfy the First Level Counterparty Ratings Threshold with respect to S&P), and within 30 calendar days (if Party A does not satisfy the First Level Counterparty Ratings Threshold with respect to Fitch), Party A shall, at Party A’s expense, (i) post collateral pursuant to and in accordance with the Credit Support Annex; provided that Party A may post collateral within longer time periods than those set forth above if the Rating Condition is satisfied, (ii) obtain Alternative Credit Support that satisfies the Rating Condition, or (iii) obtain a substitute counterparty that (w) satisfies the Rating Condition (x) is reasonably acceptable to Party B, (y) satisfies the Replacement Counterparty Ratings Threshold with respect to each Rating Agency and (z) assumes the obligations of Party A under this Agreement (through a novation agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of any Tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not result in a Termination Event or Event of Default occurring under the Agreement or new transactions, as applicable; and provided further that if Party A does not satisfy the First Level Counterparty Ratings Threshold with respect to S&P on the day it enters into this Agreement, Party A has to post collateral pursuant to clause (i) above as of the date in enters into this Agreement.  For the avoidance of doubt, if Party A posts collateral pursuant to clause (i) above within the time periods as specified above, Party A may still proceed pursuant to clauses (ii) or (iii) above any time after it posted collateral.

(2)	(a)	A “Ratings Event” shall occur if at any time Party A shall fail to satisfy the Second Level Counterparty Ratings Threshold.

(b)	Following a Ratings Event with respect to Moody’s, Party A shall take the following actions:

(i)
Party A shall, at its sole expense, following the occurrence of such Ratings Event with respect to Moody’s, (A) use commercially reasonable efforts, as soon as reasonably practicable, to (I) obtain Alternative Credit Support that satisfies the Rating Condition or (II) obtain a substitute counterparty that (i) satisfies the Rating Condition, (ii) is reasonably acceptable to Party B, (iii) satisfies the Replacement Counterparty Ratings Threshold with respect to each Rating Agency and (iv) assumes the obligations of Party A under this Agreement (through a novation agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of any Tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not result in a Termination Event or Event of Default occurring under the Agreement or new transactions, as applicable, and (B) within 30 Business Days following the occurrence of such Ratings Event post collateral as required under the Credit Support Annex.

(c)	Following a Ratings Event with respect to S&P, Party A shall take the following actions:

(i)
Party A shall, at its sole expense, (A) within 10 Local Business Days following the occurrence of a Ratings Event with respect to S&P, post collateral pursuant to and in accordance with the Credit Support Annex; provided that Party A may post collateral within a longer time period if the Rating Condition is satisfied and (B) within 60 days following the occurrence of such Ratings Event (I) obtain Alternative Credit Support that satisfies the Rating Condition or (II) obtain a substitute counterparty that (i) satisfies the Rating Condition, (ii) is reasonably acceptable to Party B, (iii) satisfies the Replacement Counterparty Ratings Threshold with respect to each Rating Agency and (iv) assumes the obligations of Party A under this Agreement (through a novation agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of any Tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not result in a Termination Event or Event of Default occurring under the Agreement or new transactions, as applicable.

(d)	Following a Ratings Event with respect to Fitch, Party A shall take the following actions:

(i)
Party A, at its sole expense, within 30 days following the occurrence of such Ratings Event with respect to Fitch, shall, at Party A’s expense, (I) obtain Alternative Credit Support that satisfies the Rating Condition;  (II) obtain a substitute counterparty (i) that is reasonably acceptable to Party B, (ii) satisfies the Replacement Counterparty Ratings Threshold with respect to each Rating Agency and (iii) assumes the obligations of Party A under this Agreement (through a novation agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of any Tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not result in a Termination Event or Event of Default occurring under the Agreement or new transactions, as applicable; or (III) post collateral pursuant to the Credit Support Annex provided that (i) mark-to-market calculations and the correct and timely posting of collateral are verified by an independent third-party and (ii) Party B’s long-term rating from Fitch remains at least equal to “BBB-” and its short-term rating from Fitch remains at least equal to “F3”.

(3)	For purposes of this Part 5:

“Alternative Credit Support” means an absolute and unconditional guarantee, credit intermediation arrangement, letter of credit or other additional credit support or collateral, in a form that meets any applicable Rating Agency’s then current criteria with respect to such types of credit support and for which such Rating Agency confirms in writing that such support will not cause the reduction or withdrawal of its then current rating of any outstanding class of Notes under the Indenture with respect to which it has previously issued a rating.

“Financial Institution” means Merrill Lynch & Co., Inc., a bank, broker/dealer, insurance company, structured investment vehicle (SIV) or derivative product company (DPC) .

“First Level Counterparty Ratings Threshold” means, with respect to a party:

(A)
if such party or its Credit Support Provider has both a Long-Term Rating and a Short-Term Rating from Moody’s, (i) such party’s or its Credit Support Provider’s Long-Term Rating by Moody’s is at least equal to “A2” and  (ii) such party’s or its Credit Support Provider’s Short-Term Rating by Moody's is at least “P 1”;

(B)	if such party or its Credit Support Provider has no Short-Term Rating by Moody’s, such party’s or its Credit Support Provider’s Long-Term Rating by Moody’s is at least equal to “A1”;

(C)
if such party or its Credit Support Provider is a Financial Institution and has a Short-Term Rating from S&P, such party’s or its Credit Support Provider’s Short-Term Rating by S&P is at least equal to “A 1”;

(D)
if such party or its Credit Support Provider is a Financial Institution and has no Short-Term Rating by S&P, such party’s or its Credit Support Provider’s Long-Term Rating by S&P is at least equal to “A+”;

(E)	such party’s or its Credit Support Provider’s Long-Term Rating from Fitch is at least equal to “A” and its Short-Term Rating from Fitch is at least equal to “F1”.

“Fitch” means Fitch, Inc. or any successor to its rating business.

“Long-Term Rating” means, with respect to a party or its Credit Support Provider and a Rating Agency, the rating of the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such party or its Credit Support Provider by such Rating Agency.

“Moody's” means Moody’s Investors Service, Inc. or any successor to its rating business.

“Rating Agency” means, with respect to any date of determination, each of Fitch, Moody’s or S&P, to the extent that each such rating agency is then providing a rating for any of the Notes.

“Rating Condition” means a condition that is satisfied when each Rating Agency (except in the case of Fitch, where notice is sufficient) has confirmed in writing to Party A, Party B and the Trustee that such action will not result in the withdrawal, suspension, reduction or other adverse action with respect to any then-current rating of the Notes.

“Replacement Counterparty Ratings Threshold” means, with respect to a party:

(A)
if such party or its Credit Support Provider has both a Long-Term Rating and a Short-Term Rating from Moody’s, (i) such party’s or its Credit Support Provider’s Long-Term Rating by Moody’s is at least equal to “A3” and  (ii) such party’s or its Credit Support Provider’s Short-Term Rating by Moody's is at least equal to “P 2”;

(B)	if such party or its Credit Support Provider has no Short-Term Rating by Moody’s, (i) such party’s or its Credit Support Provider’s Long-Term Rating by Moody’s is at least equal to “A3”;

(C)
if such party or its Credit Support Provider (i) is a Financial Institution and has a Short-Term Rating from S&P, such party’s or its Credit Support Provider’s Short-Term Rating by S&P is at least equal to “A-2” or (ii) is not a Financial Institution, such party’s or its Credit Support Provider’s Short-Term Rating by S&P is at least equal to “A-1”;

(D)
if such party or its Credit Support Provider has no Short-Term Rating from S&P, and (i) such party or its Credit Support Provider is a Financial Institution and has a Long-Term Rating by S&P at least equal to “BBB+”, or (ii) or such party or its Credit Support Provider is a not Financial Institution and has a Long-Term Rating by S&P at least equal to “A+”.

(E)	such party’s or its Credit Support Provider’s Long-Term Rating from Fitch is at least equal to “A” and its Short-Term Rating from Fitch is at least equal to “F1”.

“S&P” means Standard & Poor’s Rating Services, a division of the McGraw Hill Companies, Inc. or any successor to its rating business.

“Second Level Counterparty Ratings Threshold” means, with respect to a party:

(A)
if such party or its Credit Support Provider has both a Long-Term Rating and a Short-Term Rating from Moody’s, (i) such party’s or its Credit Support Provider’s Long-Term Rating by Moody’s is at least equal to “A3” and  (ii) such party’s or its Credit Support Provider’s Short-Term Rating by Moody's is at least equal to “P 2”;

(B)	if such party or its Credit Support Provider has no Short-Term Rating by Moody’s, (i) such party’s or its Credit Support Provider’s Long-Term Rating by Moody’s is at least equal to “A3”;

(C)
if such party or its Credit Support Provider (i) is a Financial Institution and has a Short-Term Rating from S&P, such party’s or its Credit Support Provider’s Short-Term Rating by S&P is at least equal to “A-2” or (ii) is not a Financial Institution, such party’s or its Credit Support Provider’s Short-Term Rating by S&P is at least equal to “A-1”;

(D)
if such party or its Credit Support Provider has no Short-Term Rating from S&P, and (i) such party or its Credit Support Provider is a Financial Institution and has a Long-Term Rating by S&P at least equal to “BBB+”, (ii) or such party or its Credit Support Provider is a not Financial Institution and has a Long-Term Rating by S&P at least equal to “A+”;

(E)	such party’s or its Credit Support Provider’s Long-Term Rating from Fitch is at least equal to “BBB+” and its Short-Term Rating from Fitch is at least equal to “F2”.

“Short-Term Rating” means, with respect to a party or its Credit Support Provider and a Rating Agency, the rating of the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such party by such Rating Agency.

(p)	Additional Representations.

(i)	Section 3(d) is hereby amended by adding in the third line thereof after the word “respect” and before the period:

“or, in the case of financial statements, a fair presentation of the financial condition of the relevant party”.

(ii)	Section 3(a) is amended by adding the following paragraphs (vi), (vii), (viii) and (ix):

“(vi)              No Agency.  It is entering into this Agreement and each Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

“(vii)             Eligible Contract Participant.  It is an “eligible contract participant” as that term is defined in Section 1a(12) of the Commodity Exchange Act, as amended.

“(viii)            Negotiated.  The material terms of this Agreement and each Transaction have been and will be individually tailored and negotiated.

“(ix)               No Reliance.  It is acting for its own account, and has made its own independent decisions to enter into this Agreement and any Transaction hereunder and as to whether this Agreement and any Transaction hereunder is appropriate or proper for it based on its own judgment and upon advice from such advisors as it has deemed necessary.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Agreement or any Transaction hereunder, it being understood that information and explanations related to the terms and conditions of this Agreement and any Transaction hereunder shall not be considered investment advice or a recommendation to enter into this Agreement or any Transaction hereunder.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of any Transaction hereunder.”

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Confirmed as of the date first written above.

MERRILL LYNCH CAPITAL SERVICES, INC.

By:    James Hsu

Title: Authorized Signatory

Date: 7/25/08

MERRILL AUTO TRUST SECURITIZATION 2008-1

By:           U.S. BANK TRUST NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner Trustee

By:    /s/ Diane L. Reynolds

Title: Vice President

Date: 7/25/08